Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report on Form 10-K of Turning Point Brands, Inc. (the "Company") for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Lawrence S. Wexler, President and Chief Executive Officer, Robert Lavan, Chief Financial Officer, and Brian Wigginton, Chief Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: February 19, 2021	By:	/s/ LAWRENCE S. WEXLER
Lawrence S. Wexler
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 19, 2021	By:	/s/ ROBERT LAVAN
Robert Lavan
Chief Financial Officer
(Principal Financial Officer)

Date: February 19, 2021	By:	/s/ BRIAN WIGGINTON
Brian Wigginton
Chief Accounting Officer